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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                    AMENDMENT NO. 1 TO FORM 8-K ON FORM 8-K/A

                    Current Report Under Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report                    August 1, 1996
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                            CROGHAN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

                                     0-20159
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                            (Commission File Number)

                Ohio                                      31-1073048
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     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Indentification No.)


       323 Croghan Street, Fremont, Ohio                   43420
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    (Address of principal executive offices)             (Zip Code)


                                 (419)-332-7301
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              (Registrant's telephone number, including area code)







This document contains 22 pages. The Exhibit Index is on page 3.


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                             CROGHAN BANCSHARES, INC.

Item 2 - Acquisition or Disposition of Assets
----------------------------------------------

On August 1, 1996, Croghan Bancshares, Inc. (the "Corporation") acquired all of the outstanding shares of Union Bancshares Corp. ("Union"), the sole shareholder of The Union Bank and Savings Company, an Ohio banking corporation, for $20,226,868 cash pursuant to a Plan and Agreement of Reorganization dated February 15, 1996, and an Agreement of Merger dated March 27, 1996. The purchase price is deemed representative of the fair market value of Union and was subject to final adjustment based upon the results of an audit of Union's financial statements as of July 31, 1996. The Corporation funded the acquisition with internally-generated cash (primarily through the available undistributed income of its wholly-owned subsidiary, The Croghan Colonial Bank) and with $4,500,000 borrowed from NBD Bank for up to three years at prime rate less 1/2 percent. The loan is payable in quarterly installments of principal plus interest, with the principal payments calculated based upon a ten year amortization schedule. Any remaining principal balance due at the end of the three-year term will either be refinanced or paid with cash available at that time. This transaction will be accounted for as a purchase with Union's assets and liabilities stated at their fair values and included in the Corporation's balance sheets issued subsequent to August 1, 1996. Goodwill arising from the purchase of $9,568,723 will be amortized over a period of 15 years. The acquisition will have no effect on the Corporation's operating results for periods prior to August 1, 1996.

The purchase was consummated following the approvals of the shareholders of Union, the Board of Governors of the Federal Reserve System, and the Ohio Division of Financial Institutions.

To the knowledge of the Corporation, prior to the closing, neither the Corporation nor any of its affiliates, directors, officers, or any associate of a director or officer had any material relationship with Union or its shareholders, directors, officers, or other affiliates.

Premises and equipment acquired in the transaction were valued at $3,738,985 on the acquisition date. These assets consist primarily of Union's main banking office (at One Union Square, Bellevue, Ohio) and three branch office locations (at 114 Sandusky Street, Bellevue, Ohio; 106 South Main Street, Clyde, Ohio; and 11 Monroe Street, Monroeville, Ohio). There is no duplication of facilities and the Corporation plans to operate the acquired facilities into the foreseeable future.

Immediately after closing the purchase transaction, the Corporation merged The Union Bank and Savings Company with and into The Croghan Colonial Bank.

Item 7(a) - Financial Statements
---------------------------------

The audited financial statements of Union as of and for the years ended December 31, 1995 and 1994 were included in the original Form 8-K filing as Exhibit No.
99.1 and are incorporated herein by reference. In lieu of providing Union's unaudited interim financial statements as of June 30, 1996, Union's audited financial statements as of July 31, 1996 are attached hereto as Exhibit 99.2.

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                            CROGHAN BANCSHARES, INC.

Item 7(b) - Pro Forma Financial Information
--------------------------------------------

The unaudited pro forma consolidated balance sheet as of July 31, 1996 gives effect to the Purchase which occurred on August 1, 1996. The unaudited pro forma consolidated statement of operations for the seven months ended July 31, 1996 gives effect to the Purchase as if it occurred on January 1, 1996. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 gives effect to the Purchase as if it occurred on January 1, 1995. The unaudited pro forma financial statements were prepared utilizing available information and certain assumptions that management believes are reasonable. The unaudited pro forma financial statements may not be indicative of the Corporation's financial position or results of operations had the Purchase actually occurred on the dates indicated.

Item 7(c) - Exhibits

The following exhibits are filed with or incorporated by reference in this filing:

   Regulation S-B                                                     Page
   Exhibit Number             Document                               Number
   --------------             --------                               ------

     2.1         Plan and Agreement of Reorganization                    *
                  dated February 15, 1996 between
                  Croghan Bancshares, Inc. and Union
                  Bancshares Corp.

     2.2         Agreement of Merger dated March 27,                     **
                  1996 between Croghan Bancshares,
                  Inc. and Union Bancshares Corp.

     99.1         Financial statements of Union                          **
                   Bancshares Corp. and Subsidiaries
                   - December 31, 1995 and 1994

     99.2         Financial statements of Union                        5 - 19
                   Bancshares Corp. and Subsidiaries
                   - July 31, 1996

     99.3         Pro forma information for Croghan                   20 - 22
                   Bancshares, Inc. and Subsidiary
                   - July 31, 1996 and
                     December 31, 1995




* Indicates the document was previously filed as a part of the Issuer's December 31, 1995 annual report Form 10-KSB pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. This document is hereby incorporated herein by reference in accordance with Item 601 of Regulation S-B.

** Indicates the document was previously filed as a part of the Issuer's original August 1, 1996 Form 8-K that is amended hereby. This document is hereby incorporated herein by reference in accordance with Item 601 of Regulation S-B.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CROGHAN BANCSHARES, INC.
                                            ---------------------------
                                                   Registrant


Date:      October 10, 1996              by:    /s/   Thomas F. Hite
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                                                Thomas F. Hite, President


Date:     October 10, 1996               by:    /s/   Allan E. Mehlow
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                                                Allan E. Mehlow, Treasurer and
                                                Principal Financial Officer